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                                                                   EXHIBIT 10.50

                        RESTRICTED STOCK AWARD AGREEMENT

         This Restricted Stock Award Agreement (this "Agreement") is entered into this 28th day of March, 2006, by and between National Health Partners, an Indiana corporation (the "Company"), and David A. Taylor ("Employee").

         WHEREAS, the Company wishes to grant shares of common stock, $.001 par value per share ("Common Stock"), of the Company to Employee as an incentive for Employee to focus on the long-term performance of the Company.

         NOW, THEREFORE, in consideration of the foregoing, the agreement set forth below and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereby agree as follows:

         1. Grant of Restricted Shares. The Company hereby grants to Employee on the date hereof (the "Grant Date") 375,000 shares ("Restricted Shares") of Common Stock, on the terms and subject to the conditions set forth herein.

         2. Vesting of Restricted Shares. The Restricted Shares shall vest ("Vested Shares") in accordance with the following schedule:

                  (i) 125,000 shares on the first anniversary of the date hereof;

                  (ii) 125,000 shares on the second anniversary of the date hereof; and

                  (iii) 125,000 shares on the third anniversary of the date hereof.

         3. Escrow of Restricted Shares.

            (a) Deposit. A certificate representing the Restricted Shares shall be issued in the name of Employee upon the execution of this Agreement by Employee and shall be escrowed with the Secretary of the Company (the "Escrow Agent") subject to removal of the restrictions placed thereon or forfeiture pursuant to the terms of this Agreement. Each deposited certificate shall be accompanied by a duly executed Stock Power (endorsed in blank) in the form attached hereto as Exhibit A. The deposited certificates, together with any other assets or securities that may be deposited from time to time with the Company pursuant to this Agreement, shall remain in escrow until such time or times as the certificates (or other assets or securities) are to be released or otherwise surrendered for cancellation in accordance with the terms of this Agreement. Upon delivery of the certificates to the Company, Employee shall be issued an instrument of deposit acknowledging the number of Restricted Shares delivered in escrow to the Secretary of the Company.

            (b) Release or Surrender. The Restricted Shares, together with any other assets or securities held in escrow hereunder, shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and/or cancellation:

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                  (i) Upon any Restricted Shares becoming Vested Shares, all restrictions shall be removed from the certificates representing such Restricted Shares and the Secretary of the Company shall deliver to Employee certificates representing such Vested Shares free and clear of all restrictions (except for any applicable securities law restrictions) within 10 business days following the date such Restricted Shares became Vested Shares.

                  (ii) Upon Employee's termination of employment with the Company pursuant to Section 6, any Restricted Shares that are Vested Shares on the date of termination, and any Restricted Shares that become Vested Shares as a result of such termination, shall be released from escrow and delivered to Employee within 10 business days following the date such Restricted Shares became Vested Shares. All Restricted Shares that have not become Vested Shares shall be forfeited by Employee in the manner set forth in Section 3(b)(iii).

                  (iii) Should Employee forfeit any Restricted Shares pursuant to Section 6, then the escrowed certificates for such forfeited Restricted Shares shall be surrendered to the Company for cancellation concurrently with such forfeiture. Upon such forfeiture, Employee shall cease to have any further rights or claims with respect to such forfeited Restricted Shares. To facilitate the performance or observance by Employee of this Section 3(b)(iii), Employee hereby irrevocably appoints (which appointment is coupled with an interest) the Company as the attorney-in-fact of Employee to transfer any Restricted Shares so forfeited to the Company, and Employee agrees that the transfer of stock certificates with respect to such forfeited Restricted Shares shall be specifically performable by the Company in a court of equity or law.

         4. Stockholder Rights. Unless and until such time as the Restricted Shares are forfeited by Employee pursuant to Section 3, Employee shall have all of the rights of a stockholder, including voting and dividend rights, with respect to the Restricted Shares, including the Restricted Shares held in escrow under Section 3, subject, however, to the transfer restrictions of Section 5. Notwithstanding the foregoing, any cash dividends declared and paid by the Company with respect to the Restricted Shares shall be paid directly to Employee and shall not be held in escrow or subject to forfeiture hereunder.

         5. Restrictions on Transfer.

            (a) The Restricted Shares may not be resold, pledged as security or otherwise transferred, assigned or encumbered by Employee prior to the date such Restricted Shares are no longer subject to forfeiture, unless specifically agreed to in writing by the Company.

            (b) Employee hereby agrees that Employee shall make no disposition of the Restricted Shares unless and until:

                  (i) The forfeiture restrictions applicable to such Restricted Shares have lapsed;

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                  (ii) Employee shall have notified the Company of the proposed disposition, unless there is then in effect a registration statement under the Securities Act covering such proposed disposition and such disposition is made in accordance with such registration statement; and

                  (ii) Employee shall have complied with all requirements of this Agreement applicable to the disposition of the Restricted Shares.

                  (c) The Company shall not be required to (i) transfer on its books any restricted shares that have been sold or transferred in violation of the provisions of this Section 5, or (ii) treat as the owner of the Restricted Shares, or otherwise accord voting or dividend rights to, any transferee to whom the Restricted Shares have been transferred in contravention of this Agreement. References herein to Employee shall include, where applicable, a permitted transferee.

         6. Termination of Employment.

            (a) Forfeiture by Death or Disability, for "Cause," or by Voluntary Termination. If Employee's employment by, or other relationship with, the Company terminates by reason of death, disability as set forth in Section 22(e)(3) of the Internal Revenue Code ("Disability"), or for "Cause" (as defined below), or if Employee terminates his own employment (other than for "Good Reason," as defined below), all Restricted Shares that have not become Vested Shares shall be forfeited to the Company. The Board shall have sole authority and discretion to determine whether Employee's employment or services has been terminated by reason of Disability or for "Cause." Termination for "Cause" shall have the meaning ascribed to such term in any employment agreement between the Company and Employee in effect on the date of such termination (the "Employment Agreement").

            (b) Termination Without Cause or Termination for Good Reason. If Employee's employment by, or other relationship with, the Company is terminated by the Company without "Cause" (as defined above), or is terminated by Employee for "Good Reason" (as defined below), then all Restricted Shares shall immediately become Vested Shares. Termination for "Good Reason" shall have the meaning ascribed to such term in the Employment Agreement.

         7. Investment Representation. Employee hereby acknowledges that the Restricted Shares are being acquired for Employee's own account for investment purposes only and not with a view to, or with any present intention of, distributing or reselling any of such Restricted Shares. Employee acknowledges and agrees that the Restricted Shares have not been registered under the Securities Act or under any state securities laws, and that the Securities may not be, directly or indirectly, sold, transferred, offered for sale, pledged, hypothecated or otherwise disposed of without registration under the Securities Act and registration or qualification under applicable state securities laws, except pursuant to an available exemption from such registration or qualification. Employee also acknowledges and agrees that neither the Securities and Exchange Commission ("SEC") nor any securities commission or other governmental authority has: (i) approved the transfer of the Restricted Shares or passed upon or endorsed the merits of the transfer of the Restricted Shares; or (ii) confirmed the accuracy of, determined the adequacy of, or reviewed this Agreement. Employee has such knowledge, sophistication and experience in financial, tax and business matters in general, and investments in securities in particular, that it is capable of evaluating the merits and risks of this investment in the Restricted Shares, and Employee has made such investigations in connection herewith as it deemed necessary or desirable so as to make an informed investment decision without relying upon the Company for legal or tax advice related to this investment.

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         8. Restrictive Legend. The certificates evidencing the Restricted
Shares to be issued under this Agreement shall have endorsed thereon (except to the extent that the restrictions described in any such legend are no longer applicable) the following legend, appropriate notations thereof will be made in the Company's stock transfer books, and stop transfer instructions reflecting these restrictions on transfer will be placed with the transfer agent of the Shares.

         THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR APPLICABLE STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE SOLD, TRANSFERRED OR OTHERWISE DISPOSED OF EXCEPT PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN AVAILABLE EXEMPTION THEREFROM. NO TRANSFER OF THE SECURITIES REPRESENTED HEREBY MAY BE MADE IN THE ABSENCE OF SUCH REGISTRATION OR QUALIFICATION UNLESS THERE SHALL HAVE BEEN DELIVERED TO THE ISSUER A WRITTEN OPINION OF UNITED STATES COUNSEL OF RECOGNIZED STANDING, IN FORM AND SUBSTANCE SATISFACTORY TO THE ISSUER, TO THE EFFECT THAT SUCH TRANSFER MAY BE MADE WITHOUT REGISTRATION OF SUCH SECURITIES UNDER THE SECURITIES ACT AND REGISTRATION OR QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS.

         THE SECURITIES EVIDENCED BY THIS CERTIFICATE ARE SUBJECT TO AND TRANSFERABLE ONLY IN ACCORDANCE WITH THAT CERTAIN RESTRICTED STOCK AWARD AGREEMENT DATED MARCH 29, 2006, BETWEEN THE COMPANY AND THE EMPLOYEE, A COPY OF WHICH IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY IN HORSHAM, PENNSYLVANIA. NO TRANSFER OR PLEDGE OF THE SHARES EVIDENCED HEREBY MAY BE MADE EXCEPT IN ACCORDANCE WITH AND SUBJECT TO THE PROVISIONS OF SAID AGREEMENT. BY ACCEPTANCE OF THIS CERTIFICATE, ANY HOLDER, TRANSFEREE OR PLEDGEE HEREOF AGREES TO BE BOUND BY ALL OF THE PROVISIONS OF THE AGREEMENT.

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         9. Section 83(b) Election. Employee understands that under Section 83 of the Internal Revenue Code of 1986, as amended (the "Code"), the difference between the purchase price, if any, paid for the Restricted Shares and their fair market value on the date any forfeiture restrictions applicable to such Restricted Shares lapse will be reportable as ordinary income at that time. Employee understands that Employee may elect to be taxed at the time the Restricted Shares are acquired hereunder to the extent the fair market value of the Restricted Shares differs from the purchase price, if any, rather than when and as such Restricted Shares cease to be subject to such forfeiture restrictions, by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the Gant Date. If the fair market value of the Restricted Shares at the Grant Date equals the purchase price paid (and thus no tax is payable), the election should be made to avoid adverse tax consequences in the future. Employee understands that failure to make this filing within the 30-day period will result in the recognition of ordinary income by Employee as the forfeiture restrictions lapse. EMPLOYEE ACKNOWLEDGES THAT IT IS EMPLOYEE'S SOLE RESPONSIBILITY, AND NOT THE COMPANY'S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF EMPLOYEE REQUESTS THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON EMPLOYEE'S BEHALF. EMPLOYEE IS RELYING SOLELY ON EMPLOYEE'S ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE AN 83(b) ELECTION.

         10. Covenants of the Company. The Company covenants and agrees that the Restricted Shares have been duly authorized and, when issued and paid for in accordance with the terms of this Agreement, will be validly issued, fully paid and non-assessable shares of Common Stock with no personal liability resulting solely from the ownership of such shares and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through the Company.

         11. Notices. All notices hereunder shall be sufficiently given for all purposes hereunder if in writing and delivered personally, sent by documented overnight delivery service or, to the extent receipt is confirmed, telecopy, telefax or other electronic transmission service to the appropriate address or number as set forth below:

                  If to the Company:

                      National Health Partners, Inc.
                      120 Gibraltar Road
                      Suite 107
                      Horsham, PA 19044
                      Attention:  Chief Financial Officer

                  If to Employee:

                      To the address specified for Employee in the Company's records.

         12. Amendment and Waiver. This Agreement may not be amended, modified or supplemented except by an instrument or instruments in writing signed by the party against whom enforcement of any such amendment, modification or supplement is sought. The parties hereto entitled to the benefits of a term or provision may waive compliance with any obligation, covenant, agreement or condition contained herein. Any agreement on the part of a party to any such waiver shall be valid only if set forth in an instrument or instruments in writing signed by the party against whom enforcement of any such waiver is sought. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty, covenant or agreement contained herein.

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         13. Headings; Definitions. The section headings contained in this
Agreement are inserted for convenience of reference only and will not affect the meaning or interpretation of this Agreement. All references to sections contained herein mean sections of this Agreement unless otherwise stated. All capitalized terms defined herein are equally applicable to both the singular and plural forms of such terms.

         14. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, provided, however, that no party hereto may assign its rights or delegate its obligations under this Agreement without the express prior written consent of the other party hereto. Nothing in this Agreement is intended to confer upon any person not a party hereto (and their successors and assigns) any rights, remedies, obligations or liabilities under or by reason of this Agreement.

         15. Severability. If any provision of this Agreement or the application thereof to any person or circumstance is held to be invalid or unenforceable to any extent, the remainder of this Agreement shall remain in full force and effect and shall be reformed to render this Agreement valid and enforceable while reflecting to the greatest extent permissible the intent of the parties.

         16. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to the laws that might otherwise govern under applicable principles of conflicts of laws thereof.

         17. Counterparts. This Agreement may be executed and delivered by facsimile in two or more counterparts, each of which shall be deemed to be an original, but all of which together shall constitute one and the same agreement.

                  [Remainder of page intentionally left blank]



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         IN WITNESS WHEREOF, the parties have executed this Agreement as of the date written above.


                                             NATIONAL HEALTH PARTNERS, INC.



                                             By:  /s/  David M. Daniels
                                                  ------------------------------
                                                  David M. Daniels
                                                  Chief Executive Officer



                                             EMPLOYEE



                                             /s/  David A. Taylor
                                             -----------------------------------
                                             David A. Taylor



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                                    Exhibit A

                                   Stock Power

            FOR VALUE RECEIVED, ___________________________ hereby sells, assigns and transfers unto National Health Partners, Inc., an Indiana corporation (the "Company"), ______________________ (_________) shares of the common stock of the Company standing in the name of _______________________ on the books of the Company represented by Certificate No. __________ herewith and does hereby irrevocably constitute and appoint the Secretary of the Company attorney-in-fact to transfer the said stock on the books of the within named Company with full power of substitution and resubstitution in the premises.



Dated: _______________                       _________________________________
                                             (Signature)


                                             _________________________________
                                             (Print Name)